HAYNES AND BOONE, LLP DRAFT
                                                               DECEMBER 20, 2003


                    PLEDGE, ASSIGNMENT AND SECURITY AGREEMENT
     THIS PLEDGE, ASSIGNMENT, AND SECURITY AGREEMENT (this "SECURITY AGREEMENT") is executed as of December 22, 2003 by UNITED STATES ANTIMONY CORPORATION, a Montana corporation (the "COMPANY"), whose address is P. O. Box 643, Thompson Falls, Montana 59873, in favor of the Holder (the "SECURED PARTY") of the Company's 10% Secured Convertible Notes due December 22, 2007 (the "NOTES"), at the address as set forth on the signature page of the Note.
                             PRELIMINARY STATEMENTS
                             ----------------------
     WHEREAS, the Company, Bear River and the Secured Party have entered into that certain Note Purchase Agreement dated as of the date hereof (as renewed, extended, amended or restated from time to time, the "NOTE PURCHASE AGREEMENT"); WHEREAS, in connection with the Note Purchase Agreement, the Secured Party has purchased from the Company a Note executed by the Company and payable to the order of Secured Party in an aggregate original principal amount of Two Hundred Fifty Thousand and No/100s Dollars ($250,000.00); and
WHEREAS, the obligations of the Secured Party under the Notes and the other documents, instruments and agreements entered into in connection therewith or in connection with the Note Purchase Agreement (collectively, the "NOTE PURCHASE DOCUMENTS") are conditioned upon, among other things, the execution and delivery of this Security Agreement by the Company.
                                    AGREEMENT
                                    ---------
     NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein and for other valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Company hereby agrees, as follows:
1. REFERENCE TO NOTES. The terms, conditions, and provisions of the Notes are incorporated herein by reference, the same as if set forth herein verbatim, which terms, conditions, and provisions shall continue to be in full force and effect hereunder until the Obligation (as defined herein) is paid and performed in full.
2. CERTAIN DEFINITIONS. Unless otherwise defined herein, or the context hereof otherwise requires, each term defined in either the Notes or in the UCC is used in this Security Agreement with the same meaning; provided that, if the definition given to such term in the Notes conflicts with the definition given to such term in the UCC, the Notes' definition shall control to the extent legally allowable; and if any definition given to such term in Chapter 9 of the UCC conflicts with the definition given to such term in any other chapter of the UCC, the Chapter 9 definition shall prevail. As used herein, the following terms have the meanings indicated:
     "BEAR RIVER" means Bear River Zeolite Company, an Idaho corporation and wholly-owned subsidiary of the Company.

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                                                     HAYNES AND BOONE, LLP DRAFT
                                                               DECEMBER 20, 2003

"COLLATERAL"  has  the  meaning  set  forth  in  PARAGRAPH  4  hereof.
"EVENT OF DEFAULT" has the meaning set forth in the Notes. "OBLIGATION" means, collectively, (a) the indebtedness of the Company to the Secured Parties evidenced by the Notes, and (b) all indebtedness, liabilities, and obligations of the Company arising under this Security Agreement and any other agreement executed by the Company in favor of the Secured Parties. "RIGHTS" means all rights, remedies, powers, privileges, or benefits. "SECURITY INTEREST" means the security interest granted and the pledge and assignment made under PARAGRAPH 3 hereof.
"UCC" means the Uniform Commercial Code, including each such provision as it may subsequently be renumbered, as enacted in the Texas or other applicable jurisdiction, as amended at the time in question.
3. SECURITY INTEREST. In order to secure the full and complete payment and performance of the Obligation when due, the Company hereby grants to the Secured Party a first-priority Security Interest in all of the Company's Rights, titles, and interests in and to the Collateral and pledges, collaterally transfers, and assigns the Collateral to the Secured Party, all upon and subject to the terms and conditions of this Security Agreement. Such Security Interest is granted and pledge and assignment are made as security only and shall not subject the Secured Party to, or transfer or in any way affect or modify, any obligation of the Company with respect to any of the Collateral or any transaction involving or giving rise thereto.
4. COLLATERAL. As used herein, the term "COLLATERAL" means all of the issued and outstanding capital stock in Bear River.
5. REPRESENTATIONS AND WARRANTIES. The Company represents and warrants to the Secured Party that:
     (A) BINDING OBLIGATION/ PERFECTION. This Security Agreement creates a legal, valid, and binding lien in and to the Collateral in favor of the Secured Party and enforceable against the Company. Upon the delivery of the Collateral to the Secured Party, the Security Interest in that Collateral will be fully perfected and the Security Interest will constitute a first-priority lien on such Collateral. Other than the Financing Statements with respect to this Security Agreement, there are no other financing statements covering the Collateral. The creation of the Security Interest does not require the consent of any Person that has not been obtained.
(B) GOVERNMENTAL AUTHORITY. No authorization, approval, or other action by, and no notice to or filing with, any governmental authority is required either for the pledge by the Company of the Collateral pursuant to this Security Agreement or for the execution, delivery, or performance of this Security
Agreement  by  the  Company.
(C)     LIENS.  The  Company  owns  the  Collateral free and clear of all liens.

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                                                     HAYNES AND BOONE, LLP DRAFT
                                                               DECEMBER 20, 2003

6. COVENANTS. Until the Obligation is paid and performed in full, the Company covenants and agrees with the Secured Party that the Company will:
     (A) NOTES. Comply with, perform, and be bound by all covenants and agreements in the Notes that are applicable to it, its assets, or its operations, each of which is hereby ratified and confirmed.
(B) NOTICES. (i) Except as may be otherwise expressly permitted under the terms of the Notes, promptly notify the Secured Party of (A) any change in any fact or circumstances represented or warranted by the Company with respect to the Collateral or Obligation, (B) any claim, action, or proceeding affecting title to the Collateral or the Security Interest and, at the request of the Secured Party, appear in and defend, at the Company's expense, any such action or proceeding, and (C) the occurrence of any other event or condition (including, without limitation, matters as to lien priority) that could have a material adverse effect on the Collateral or the Security Interest created hereunder; and (ii) give the Secured Party thirty (30) days written notice before any proposed (A) relocation of its principal place of business or chief executive office, (B) change of its name, identity, or corporate structure, and
(C) change of its jurisdiction of organization or organizational identification number, as applicable. Prior to making any of the changes contemplated in clause (ii) preceding, the Company shall execute and deliver all such additional documents and perform all additional acts as the Secured Party, in its sole discretion, may request in order to continue or maintain the existence and priority of the Security Interests in all of the Collateral.
(C) CONTROL. Execute all documents and take any action required by the Secured Party in order for the Secured Party to obtain "control" (as defined in the UCC) with respect to the Collateral.
(D) FURTHER ASSURANCES. At the Company's expense and the Secured Party's request, before or after an Event of Default or event which, with the giving of notice or the passage of time, or both, would constitute an Event of Default (a "POTENTIAL DEFAULT"), (i) file or cause to be filed such applications and take such other actions as the Secured Party may request to obtain the consent or approval of any governmental authority to the Secured Party's Rights hereunder, including, without limitation, the Right to sell all the Collateral upon an Event of Default or Potential Default without additional consent or approval from such governmental authority (and, because the Company agrees that the Secured Party's remedies at law for failure of the Company to comply with this provision would be inadequate and that such failure would not be adequately compensable in damages, the Company agrees that its covenants in this provision may be specifically enforced); (ii) from time to time promptly execute and deliver to the Secured Party all such other assignments, certificates, supplemental documents, and financing statements, and do all other acts or things as the Secured Party may reasonably request in order to more fully create, evidence, perfect, continue, and preserve the priority of the Security Interest and to carry out the provisions of this Security Agreement; and (iii) pay all filing fees in connection with any financing, continuation, or termination statement or other instrument with respect to the Security Interests.
(E) ENCUMBRANCES. Not create, permit, or suffer to exist, and shall defend the Collateral against, any lien or other encumbrance on the Collateral, and shall defend the

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                                                     HAYNES AND BOONE, LLP DRAFT
                                                               DECEMBER 20, 2003

Company's  Rights  in the Collateral and the Secured Party's
Security Interest in the Collateral against the claims and demands of all Persons. The Company shall do nothing to impair the Rights of the Secured Party in the Collateral.
7. DEFAULT; REMEDIES. If an Event of Default exists, the Secured Party may, at its election (but subject to the terms and conditions of the Notes), exercise any and all Rights available to a secured party under the UCC, in addition to any and all other Rights afforded under the Notes, this Security Agreement, at law, in equity, or otherwise.
8. POWER OF ATTORNEY. The Company hereby irrevocably constitutes and appoints the Secured Party and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the name of the Company or in its own name, to take after the occurrence and during the continuance of an Event of Default, or upon the occurrence of a set of facts or circumstances that with the passage of time are likely to result in an Event of Default, and from time to time thereafter, any and all action and to execute any and all documents and instruments that the Secured Party at any time and from time to time deems necessary or desirable to accomplish the purposes of this Security Agreement. This power of attorney is a power coupled with an interest and shall be irrevocable. The Secured Party shall be under no duty to exercise or withhold the exercise of any of the Rights, powers, privileges, and options expressly or implicitly granted to the Secured Party in this Security Agreement, and shall not be liable for any failure to do so or any delay in doing so. Neither the Secured Party nor any Person designated by either of them shall be liable for any act or omission or for any error of judgment or any mistake of fact or law. This power of attorney is conferred on the Secured Party solely to protect, preserve, maintain, and realize upon the Secured Party's Security Interest in the Collateral. The Secured Party shall not be responsible for any decline in the value of the Collateral and shall not be required to take any steps to preserve rights against prior parties or to protect, preserve, or maintain any lien given to secure the Collateral.
9. RIGHTS AS STOCKHOLDER. While the Collateral is held by the Secured Party, such shares shall be issued and outstanding shares of Bear River for all corporate purposes, and the Company shall have all the rights of shareholders with respect to such shares, including the right to notice of, and to vote at, meetings and the right to receive the dividends declared by the board of directors of Bear River with respect to such shares. Cash dividends on the shares held as Collateral shall be paid to the Company directly by Bear River. All shares distributed as a result of any stock dividend, stock split or to be distributed in connection with any recapitalization or reorganization shall be delivered to the Secured Party and held as Collateral in accordance with the terms of this Agreement.
10.     MISCELLANEOUS.
     (A) CONTINUING SECURITY INTEREST. This Security Agreement creates a continuing security interest in the Collateral and shall (i) remain in full force and effect until the payment in full of the Obligation; and (ii) inure to the benefit of and be enforceable by the Secured Party, and its successors, transferees, and assigns. Until payment in full of the obligation, the Company shall be entitled to the return, upon its request and at its expense, of such of the Collateral as shall not have been sold or otherwise applied pursuant to the terms hereof.

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                                                     HAYNES AND BOONE, LLP DRAFT
                                                               DECEMBER 20, 2003

(B) TERM. Upon full and final payment and performance of the Obligation, this Security Agreement shall thereafter terminate upon receipt by the Secured Party of the Company's written notice of such termination.
(C) ACTIONS NOT RELEASES. The Security Interest and the Company's obligations and the Secured Party's Rights hereunder shall not be released, diminished, impaired, or adversely affected by the occurrence of any one or more of the following events: (i) the taking or accepting of any other security or assurance for any or all of the Obligation; (ii) any release, surrender, exchange, subordination, or loss of any security or assurance at any time existing in connection with any or all of the Obligation; (iii) the modification of, amendment to, or waiver of compliance with any terms of any of the other Note Purchase Documents without the notification or consent of the Company, except as required therein (the Right to such notification or consent being herein specifically waived by the Company); (iv) the insolvency, bankruptcy, or lack of corporate or trust power of any party at any time liable for the payment of any or all of the Obligation, whether now existing or hereafter occurring;
(v) any renewal, extension, or rearrangement of the payment of any or all of the Obligation, either with or without notice to or consent of the Company, or any adjustment, indulgence, forbearance, or compromise that may be granted or given by the Secured Party to the Company; (vi) any neglect, delay, omission, failure, or refusal of the Secured Party to take or prosecute any action in connection with any other agreement, document, guaranty, or instrument evidencing, securing, or assuring the payment of all or any of the Obligation; (vii) any failure of the Secured Party to notify the Company of any renewal, extension, or assignment of the Obligation or any part thereof, or the release of any Collateral or other security, or of any other action taken or refrained from being taken by the Secured Party against the Company or any new agreement between or among the Secured Party and the Company, it being understood that except as expressly provided herein, the Secured Party shall not be required to give the Company any notice of any kind under any circumstances whatsoever with respect to or in connection with the Obligation, including, without limitation, notice of acceptance of this Security Agreement or any Collateral ever delivered to or for the account of the Secured Party hereunder; (viii) the illegality, invalidity, or unenforceability of all or any part of the Obligation against any party obligated with respect thereto by reason of the fact that the Obligation, or the interest paid or payable with respect thereto, exceeds the amount permitted by law, the act of creating the Obligation, or any part thereof, is ultra vires, or the officers, partners, or trustees creating same acted in excess of their authority, or for any other reason; or (ix) if any payment by any party obligated with respect thereto is held to constitute a preference under applicable laws or for any other reason the Secured Party is required to refund such payment or pay the amount thereof to someone else.
(D) WAIVERS. Except to the extent expressly otherwise provided herein or in the Notes and to the fullest extent permitted by applicable law, the Company waives (i) any Right to require the Secured Party to proceed against any other Person, to exhaust the Secured Party's Rights in Collateral, or to pursue any other Right which the Secured Party may have; and (ii) with respect to the Obligation, presentment and demand for payment, protest, notice of protest and nonpayment, and notice of the intention to accelerate.
(E) FINANCING STATEMENT; AUTHORIZATION. The Secured Party shall be entitled at any time to file this Security Agreement or a carbon, photographic, or other reproduction of this Security Agreement, as a financing statement, but the failure of the Secured Party to do so

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                                                     HAYNES AND BOONE, LLP DRAFT
                                                               DECEMBER 20, 2003

shall  not  impair the validity or
enforceability of this Security Agreement. The Company hereby irrevocably authorizes the Secured Party at any time and from time to time to file in any UCC jurisdiction any initial financing statements and amendments thereto (without the requirement for the Company's signature thereon) that (i) indicate the Collateral and (ii) contain any other information required by Article 9 of the UCC of the state or such jurisdiction for the sufficiency or filing office acceptance of any financing statement or amendment, including whether the
Company is an organization, the type of organization, and any organization identification number issued to the Company.
(F) AMENDMENTS. This Security Agreement may be amended only by an instrument in writing executed jointly by the Company and the Secured Party, and supplemented only by documents delivered or to be delivered in accordance with the express terms hereof.
(G) MULTIPLE COUNTERPARTS. This Security Agreement may executed in a number of identical counterparts, each of which shall be deemed an original for all purposes and all of which constitute, collectively, one agreement; but, in making proof of this Security Agreement, it shall not be necessary to produce or account for more than one such counterpart.
(H) PARTIES BOUND; ASSIGNMENT. This Security Agreement shall be binding on the Company and the Company's heirs, legal representatives, successors, and assigns and shall inure to the benefit of the Secured Party and the Secured Party's successors and assigns. The Company may not, without the prior written consent of the Secured Party, assign any Rights, duties, or obligations hereunder.
(I)     GOVERNING LAW.   THE SUBSTANTIVE LAWS OF THE STATE OF IDAHOAPPLICABLE TO
        -------------
AGREEMENTS MADE AND TO BE PERFORMED ENTIRELY WITHIN SUCH STATE, EXCEPT TO THE EXTENT THE LAWS OF ANOTHER JURISDICTION GOVERN THE CREATION, PERFECTION,
VALIDITY, OR ENFORCEMENT OF LIENS UNDER THIS SECURITY AGREEMENT, AND THE APPLICABLE FEDERAL LAWS OF THE UNITED STATES OF AMERICA, SHALL GOVERN THE VALIDITY, CONSTRUCTION, ENFORCEMENT AND INTERPRETATION OF THIS SECURITY AGREEMENT AND THE NOTES.
                            [SIGNATURE PAGES FOLLOW]

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     EXECUTED  as  of  the  date  first  stated  in this Pledge, Assignment, and
Security  Agreement.

UNITED  STATES  ANTIMONY  CORP.,
as  Company
                                                 ATTEST:                 (Seal)


By: /s/John C. Lawrence                          /s/ John C. Lawrence
    ------------------------------------        ------------------------------
     Name: John C. Lawrence                     Secretary/Assistant  Secretary
     Title: President                           of Company

                                                 John C. Lawrence
                                                 ------------------------------
                                                 Printed Name

Mailing  Address                                 WITNESSED:

P.  O.  Box  643                                 /s/Lee D. Martin
                                                 ------------------------------
Thompson  Falls,  Montana  59873                 Name: Lee D. Martin
                                                       ------------------------

                                                 /s/Michael J. Floersch
                                                 ------------------------------
                                                 Name: Michael J. Floersch
                                                       ------------------------

DELAWARE  ROYALTY  COMPANY,  INC.,
as  Secured  Party
                                                 ATTEST:                (Seal)


By:  /s/ Al Dugan
     ---------------------------------          ------------------------------

     Name: President                            Secretary/Assistant  Secretary
     Title: Delaware Royalty                    of  Company

                                                ------------------------------
                                                Printed  Name


Mailing  Address                                WITNESSED:

---------------------------                     ------------------------------
---------------------------                     Name: ------------------------

                                                ------------------------------
                                                Name:-------------------------


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